                                                                    Exhibit 99.1

CONTACT: JOHN P. SALDARELLI
         SECRETARY AND TREASURER
         (914) 242-7700

                              FOR IMMEDIATE RELEASE

   AMERICAN REAL ESTATE PARTNERS, L.P. REPORTS SECOND QUARTER AND SIX MONTH
                                   RESULTS

MOUNT KISCO, NEW YORK, AUGUST 9, 2004 - American Real Estate Partners, L.P. (NYSE:ACP) today reported the following second quarter and six month financial results:

        In the second quarter of 2004 earnings were $81,786,000 compared to a loss of $2,787,000 in the second quarter of 2003. Of this difference, approximately $47 million was from an increase in income from discontinued operations as a result of gains on sale of real estate, approximately $19 million was from a write-down of other investments in 2003, approximately $8 million was the result of a gain on the sale of certain marketable debt securities and approximately $7 million was the result of increased income from hotel and casino operations.

        For the second quarter, diluted earnings (loss) per weighted average limited partnership unit outstanding were $1.54 in 2004 and ($.13) in 2003.

        Earnings in the six months ended June 30, 2004 were $144,806,000 compared to $11,605,000 in the six months ended June 30, 2003. Of this increase, approximately $54 million was from an increase in income from discontinued operations as a result of gains on sale of real estate, approximately $19 million was from a write-down of other investments in 2003, approximately $37 million was the result of a gain on the sale of certain marketable debt securities, approximately $15 million was the result of increased income from hotel and casino operations and approximately $8 million was from increased interest income.

        For the six months ended June 30, 2004, diluted earnings per weighted average limited partnership unit outstanding were $2.66 compared to $.07 in 2003.

The financial statements have been restated for the three and six months ended June 30, 2003 to include the earnings of our subsidiaries: National Energy Group, Inc. and American Casino & Entertainment Properties LLC.

American Real Estate Partners, L.P. is a master limited partnership.

      FOR IMMEDIATE RELEASE

                    AMERICAN REAL ESTATE PARTNERS, L.P.
                REPORTS SECOND QUARTER AND SIX MONTH RESULTS

                        CONSOLIDATED RESULTS OF EARNINGS
                IN THOUSANDS OF DOLLARS EXCEPT PER UNIT DATA


SECOND QUARTER ENDED JUNE 30,                   2004               2003
----------------------------------------    ------------       ------------
                                                               (RESTATED) (1)
                                                      (UNAUDITED)
Revenues                                    $    117,901       $     90,645
                                            ============       ============
Operating income                            $     25,834       $     15,541
Write-down of other investments                       --            (18,798)
Loss on sales and disposition of
   real estate                                      (226)              (272)
Gain on sales of marketable debt
   securities                                      8,310                 --
Income tax expense                                (3,088)            (3,167)
                                            ------------       ------------
Income from continuing operations                 30,830             (6,696)
Income from discontinued operations               50,956              3,909
                                            ------------       ------------

Net earnings                                $     81,786       $     (2,787)
                                            ============       ============

  Net earnings per L.P. unit:

  Basic:
     Income (loss) from continuing
     operations                             $        .63       $       (.21)
     Income from discontinued operations            1.08                .08
                                            ------------       ------------

  Basic earnings (loss) per L.P. unit       $       1.71       $       (.13)
                                            ============       ============

Weighted average units outstanding            46,098,284         46,098,284
                                            ============       ============

Diluted:
   Income (loss) from continuing
   operations                               $        .58       $       (.21)
   Income from discontinued operations               .96                .08
                                            ------------       ------------

   Diluted earnings (loss) per L.P.
   unit                                     $       1.54       $       (.13)
                                            ============       ============

Weighted average units and
   equivalent units outstanding               51,938,033         46,098,284
                                            ============       ============


(1) THE FINANCIAL STATEMENTS HAVE BEEN RESTATED TO REFLECT THE EARNINGS OF OUR
SUBSIDIARIES: I) NATIONAL ENERGY GROUP, INC., AND II) AMERICAN CASINO AND ENTERTAINMENT PROPERTIES LLC.

FOR IMMEDIATE RELEASE

                    AMERICAN REAL ESTATE PARTNERS, L.P.
                REPORTS SECOND QUARTER AND SIX MONTH RESULTS

                        CONSOLIDATED RESULTS OF EARNINGS
                IN THOUSANDS OF DOLLARS EXCEPT PER UNIT DATA

SIX MONTHS ENDED JUNE 30,                         2004               2003
-----------------------------------------     ------------       ------------
                                                                 (RESTATED) (1)
                                                        (UNAUDITED)
Revenues                                      $    222,023       $    184,245
                                              ============       ============
Operating income                              $     50,732       $     31,872
Provision for loss on real estate                       --               (200)
Write down of other investments                         --            (18,798)
Write-down of equity securities
   available for sale                                   --               (961)
Gain on sales and disposition of
   real estate                                       5,821                866
Gain on sales of marketable debt
   securities                                       37,167                 --
Income tax expense                                  (9,257)            (7,059)
                                              ------------       ------------
Income from continuing operations                   84,463              5,720
Income from discontinued operations                 60,343              5,885
                                              ------------       ------------

Net earnings                                  $    144,806       $     11,605
                                              ============       ============

  Net earnings per L.P. unit:

  Basic:
     Income (loss) from continuing
     operations                               $       1.68       $       (.06)
     Income from discontinued operations              1.28                .13
                                              ------------       ------------

  Basic earnings per L.P. unit                $       2.96       $        .07
                                              ============       ============

Weighted average units outstanding              46,098,284         46,098,284
                                              ============       ============

Diluted:
   Income (loss) from continuing
   operations                                 $       1.53       $       (.06)
   Income from discontinued operations                1.13                .13
                                              ------------       ------------

   Diluted earnings per L.P. unit             $       2.66       $        .07
                                              ============       ============

Weighted average units and
   equivalent units outstanding                 52,218,668         46,098,284
                                              ============       ============


(1) THE FINANCIAL STATEMENTS HAVE BEEN RESTATED TO REFLECT THE EARNINGS OF OUR
SUBSIDIARIES: I) NATIONAL ENERGY GROUP, INC., AND II) AMERICAN CASINO AND ENTERTAINMENT PROPERTIES LLC.